SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 18, 2007
LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET SAN FRANCISCO, CALIFORNIA 94111 (Address of principal executive offices, including zip code)

(415) 501-6000 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 8.01   Other Events
On October 18, 2007, Levi Strauss & Co. announced that it has completed its cash tender offer for any and all of its outstanding 12.25% Senior Notes due 2012 and related consent solicitation.
A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1.
ITEM 9.01.  Financial Statements And Exhibits.
(d)    Exhibits.
99.1	Press release, dated October 18, 2007, announcing Levi Strauss & Co.’s completion of its tender offer and consent solicitation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: October 18, 2007	By:	/s/ Heidi Manes
		Name:	Heidi Manes
		Title:	Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 18, 2007, announcing Levi Strauss & Co.’s completion of its tender offer and consent solicitation.